U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549
                               __________________

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                           THE SECURITIES ACT OF 1934



Date of Report (Date of earliest event reported):     JULY  5,  2001
                                                 ----------------------



                          PLANET EARTH RECYCLING, INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)



        NEVADA                      0-27295                 98-0208988
        ------                      -------                 ----------
   (State or other               (Commission             (I.R.S. Employer
     jurisdiction                 File Number)          Identification No.)
   of incorporation)



      435  MARTIN  ST., BLAINE,  WA                           98230
-------------------------------------------                   -----
(Address of principal executive offices)                    (Zip Code)



Registrant's  telephone  number,  including  area  code:   (360) 332-1350
                                                        -------------------


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ITEM  4.  CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT

Adventure Minerals, Inc. and Planet Earth Recycling Inc. merged during September, 2000. Prior to the merger and for the fiscal year ended April 30, 2000 and the period from February 17, 1999 (inception) to April 30, 1999, the principal auditor for Adventure Minerals, Inc., a public Nevada corporation (the "Company," now named Planet Earth Recycling Inc.), was Morgan & Co. of
Vancouver, British Columbia, Canada. Prior to the merger and for the seven month period ended June 30, 2000 (since inception), the principal auditor of Planet Earth Recycling Inc., a private Nevada corporation, was The Raber Mattuck Group, Chartered Accountants of Vancouver, British Columbia, Canada. Effective July 5, 2001, the Board of Directors of the Company approved a change of accountants. On July 5, 2001, management of the Company dismissed both Morgan & Co. and The Raber Mattuck Group and engaged Grant Thornton LLP of Seattle, Washington as its independent public accountant to audit its financial statements for the fiscal year ended June 30, 2001.

The Company believes, and has been advised by Morgan & Co. that it concurs with such belief, that, for the fiscal year ended April 30, 2000 and the period from February 17, 1999 (inception) to April 30, 1999, the Company and Morgan & Co.
did not have any disagreement on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Morgan & Co. would have caused it to make reference in connection with its report on the Company's financial statements to the subject matter of the disagreement. The report of Morgan & Co. on the Company's financial statements for the fiscal year ended April 30, 2000 and the period from February 17, 1999 (inception) to April 30,
1999, did not contain an adverse opinion or a disclaimer of opinion. The Company has requested that Morgan & Co. furnish a letter addressed to the U.S. Securities and Exchange Commission stating whether Morgan & Co. agrees with the above statements.

The Company believes, and has been advised by The Raber Mattuck Group that it concurs with such belief, that, for the seven month period ended June 30, 2000 (since inception), Planet Earth Recycling Inc., a private company, and The Raber Mattuck Group did not have any disagreement on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of The Raber Mattuck Group would have caused it to make reference in connection with its report on the Company's financial statements to the subject matter of the disagreement. The report of The Raber Mattuck Group on the Company's financial statements for the seven month period ended June 30, 2000, did not contain an adverse opinion or a disclaimer of opinion. The Company has requested that The Raber Mattuck Group furnish a letter addressed to the U.S. Securities and Exchange Commission stating whether The Raber Mattuck Group agrees with the above statements.


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
ITEM  7.  EXHIBITS

     16.1    Letter from Morgan &  Co.  to  the  U.S.  Securities  and  Exchange
             Commission

     16.2 Letter from The Raber Mattuck Group to the U.S. Securities and Exchange Commission

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLANET  EARTH  RECYCLING  INC.

Dated:  July  5,  2001


By:  /s/  Rowland  Wallenius
     ---------------------------
Name:  Rowland  Wallenius
Title:  President

                                  EXHIBIT INDEX

Exhibit
Number      Description
-------     -----------

16.1        Letter  from  Morgan  &  Co.  to  the U.S. Securities and Exchange
            Commission

16.2 Letter from The Raber Mattuck Group to the U.S. Securities and Exchange Commission